UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SNAP ONE HOLDINGS CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ANNUAL MEETING OF SHAREHOLDERS OF SNAP ONE HOLDINGS CORP. May 19, 2022 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, Form of Electronic Proxy Card and Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/24529 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note:Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20330300000000001000 2 051922 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 1.Election of Directors: O 1a. John Heyman O 1b. Erik Ragatz 2. Ratification of the selection of Deloitte Touche, LLP as the Company's independent registered public accounting firm for its 2022 fiscal year. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL DIRECTOR NOMINEES in Proposal 1 and FOR Proposal 2. FORAGAINSTABSTAIN FOR ALL NOMINEES WITHH OLDAUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

1.Election of Directors: John Heyman Erik Ragatz 2. Ratification of the selection of Deloitte Touche, LLP as the Company's independent registered public accounting firm for its 2022 fiscal year. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTOR NOMINEES AND "FOR" PROPOSAL 2. NOMINEES: This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 5, 2022. Please visit http://www.astproxyportal.com/ast/24529, where the following proxy materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST PROXY MATERIALS: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE:ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone . You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. (Mountain time) on May 18, 2022. IN PERSON: You may vote your shares in person by attending the Annual Meeting. For driving directions to the Annual Meeting, please call (801) 523-3100. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. If you do not have access to the internet, you may request hard copies of the proxy materials by calling the telephone number listed above, and the materials will include the telephone number that you may use to vote. MAIL: You may request a card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of SNAP ONE HOLDINGS CORP. To Be Held On: May 19, 2022 at 9:00 a.m. Mountain Time at 11734 S Election Rd, Draper, UT 84020